                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     *****

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                     *****


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): April 30, 1996
                                                 -------------------------------

                      STECK-VAUGHN PUBLISHING CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                           0-21730                      33-0556929
- ---------------                  ------------                -------------------
(State of Other                  (Commission                   (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)

8701 North MoPac Expressway, Suite 200, Austin, Texas           78759-8365
- -----------------------------------------------------   ------------------------
(Address of Principal Executive Office)                         (Zip Code)



Registrant's telephone number, including area code:   (512) 343-8227
                                                   -----------------------------


- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired. Previously provided in original 8-K.


(b) Pro Forma Financial Information. The following pro forma financial statements are provided herein:


          Item                       Page No.
          ----                       --------
    Explanatory Note                   F-1

    Unaudited Pro Forma Condensed
          Balance Sheet                F-2

    Unaudited Pro Forma Statement
          of Operations                F-3



(c) Exhibits.  Previously provided in original Form 8-K.






                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STECK-VAUGHN PUBLISHING CORPORATION
                                     (Registrant)




Date:  July 9, 1996  By:             /s/ Floyd D. Rogers
                                     ------------------------------------------
                                     Floyd D. Rogers
                                     Vice President and Chief Financial Officer

                      STECK-VAUGHN PUBLISHING CORPORATION
                             AMENDMENT TO FORM 8-K
                                 JULY 14, 1996


Attached are an Unaudited Pro Forma Condensed Balance Sheet at December 31, 1995, and Unaudited Pro Forma Statement of Operations for Steck-Vaughn Publishing Corporation for the year ended December 31, 1995. These statements represent the pro forma combination of the financial positions and results of operations of Steck-Vaughn Publishing Corporation and Edunetics Ltd., reflecting the acquisition by Steck-Vaughn of all of the stock of Edunetics on April 30, 1996.

The balance sheet reflects the acquisition as if it were made on December 31, 1995, with the purchase price of $12,000,000 allocated among the net assets of Edunetics based on their fair value at the date of acquisition. (The allocation of the purchase price is preliminary pending final reviews by management.) The excess of the total acquisition costs over the net assets acquired was charged to acquired intangible assets. Total assets and retained earnings were reduced by a $4,100,000 charge to earnings for in-process research and development costs which was recorded after the acquisition date.

The statement of operations reflects the acquisition as if it were made on January 1, 1995, with the inclusion of an adjustment to the depreciation of fixed assets, amortization of the acquired intangible assets, and interest on the acquisition debt. An adjustment was also made to income tax expense to reflect the effect of these pro forma adjustments on income and to reflect the assumed income tax benefit of utilizing Edunetics' U.S. operating loss to offset Steck-Vaughn's pre-tax income.

The pro forma statements are not indicative of the combined entity's operations had the acquisition actually occurred on the dates indicated, nor are they indicative of future operations.

                      STECK-VAUGHN PUBLISHING CORPORATION
                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               DECEMBER 31,1995


                                                                          Pro Forma       Pro Forma
(amounts in thousands)                           SVPC     Edunetics      Adjustments      Combined
                                               --------   ---------      -----------      ---------
ASSETS

Total currrent assets                          $ 50,774    $  6,630        $(3,421)a,c    $ 53,983
Land, buildings, and equipment, net               6,741       1,477           (582)c         7,636
Acquired intangible assets, net                   8,998        --            4,781 d,e      13,779
Other noncurrent assets                           3,015       2,392         (1,373)c         4,034
                                               --------    --------        -------        --------

                                               $ 69,528    $ 10,499           (595)       $ 79,432
                                               ========    ========        =======        ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Total current liabilities                      $  9,701    $  3,244        $ 1,088 c      $ 14,033
Total noncurrent liabilities                      3,533         672          9,000 a        13,205

Stockholders' equity
   Common stock & paid-in capital, SVPC          36,974                        --           36,974
   Common stock & paid-in capital, Edunetics                 15,986        (15,986)b           --
   Retained earnings                             21,143      (9,403)         5,303 b,e      17,043
   Other                                         (1,823)       --              --           (1,823)
                                               --------    --------        -------        --------
      Total stockholders' equity                 56,294       6,583        (10,683)         52,194
                                               --------    --------        -------        --------

                                               $ 69,528    $ 10,499        $  (595)       $ 79,432
                                               ========    ========        =======        ========

NOTE 1 - The Unaudited Pro Forma Condensed Balance Sheet above has been prepared to reflect the acquisition of Edunetics Ltd. by Steck-Vaughn Publishing Corporation as if it occurred on December 31, 1995. The aggregate purchase price was $12,000,000 plus associated out-of-pocket expenses. Pro forma adjustments were made to reflect:

     (a) The payment of $3,400,000 cash and the incurrence of bank debt of $9,000,000 to complete the acquisition.

     (b) The elimination of the common stockholders' equity accounts of Edunetics.

     (c) The valuation of the net assets of Edunetics at estimated fair value, including a reduction of current assets of $21,000, an increase in noncurrent assets of $2,727,000, and an increase in current liabilities of $1,088,000.

     (d) The excess of acquisition cost over the fair value of the net assets acquired.

     (e) The inclusion of a nonrecurring write-off of in-process research and development of $4,100,000.

NOTE 2 - The above balance sheet assumes the acquisition occurred on December 31, 1995, with cumulative net operating losses of Edunetics through that date carried forward and recorded as a deferred tax asset of $1,200,000. Edunetics' net operating loss carryforward from prior years can only be applied against the future profitable operations of Edunetics and is limited under the Internal Revenue Code to approximately $200,000 per year.

                      STECK-VAUGHN PUBLISHING CORPORATION
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31,1995


(amounts in thousands except per                                    Pro Forma   Pro Forma
share amounts)                                 SVPC     Edunetics   Adjustments Combined
                                             --------   ---------   ----------- ---------
NET REVENUES                                 $ 58,226    $  5,565               $ 63,791
Publication costs and materials                14,714       2,360                 17,074
                                             --------    --------    --------   --------

GROSS PROFIT                                   43,512       3,205                 46,717

Product development                             8,901       2,217          13a    11,131
Sales and marketing expenses                   18,738       3,671                 22,409
General and administrative expenses             4,451       1,922                  6,373
Provision for doubtful accounts                   153        --                      153
Amortization of acquired intangible assets        800        --           746b     1,546
Unusual item - litigation settlement              970        --                      970
                                             --------    --------    --------   --------

OPERATING INCOME                                9,499      (4,605)                 4,135
Interest (income) expense, net                 (1,545)       (105)       630c     (1,020)
                                             --------    --------    --------   --------

INCOME BEFORE INCOME TAXES                     11,044      (4,500)                 5,155
Income taxes                                    4,197         221      (1,712)d    2,706
                                             --------    --------    --------   --------

NET INCOME                                   $  6,847    $ (4,721)   $    323   $  2,449
                                             ========    ========    ========   ========

EARNINGS PER SHARE                           $   0.48                           $   0.17
                                             ========                           ========

WEIGHTED AVERAGE SHARES
   OUTSTANDING                                 14,351                             14,351

NOTE 1 - The Unaudited Pro Forma Statement of Operations above has been prepared to reflect the acquisition of Edunetics Ltd. by Steck-Vaughn Publishing Corporation as if it occurred on January 1, 1995. Pro forma adjustments were made to reflect:

     a) Additional annual depreciation resulting from decreased property lives of 3-5 years on equipment acquired.

     b) Amortization of intangibles acquired, with a weighted average estimated life of approximately 10 years.

     c) Annual interest expense at 7% on debt of $9,000,000 issued in conjunction with the acquisition.

     d) Decrease in income taxes resulting from the above increases in expenses and the utilization of net operating losses (see Note 3).

NOTE 2 - The above Statement of Operations does not reflect a $4,100,000 nonrecurring write-off of in-process research and development costs which will occur after the acquisition.

NOTE 3 - The above Statement of Operations reflects an adjustment to income taxes assuming that the acquisition occurred on January 1, 1995, and that Edunetics' 1995 U.S. operating loss could be used to offset Steck-Vaughn's pre-tax income.